SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                Pursuant to Sec. 13 or 15(d) of the Securities
                              Exchange Act of 1934



       Date of Report (Date of earliest event reported):  July 25, 2002


     GS MORTGAGE SECURITIES CORP (as Depositor under the Trust Agreement, dated as of June 1, 2002 providing for the issuance of GSR Mortgage Loan Trust 2002-5 Mortgage Pass-Through Certificates, Series 2002-5)


                            GS MORTGAGE SECURITIES CORP
             (Exact name of registrant as specified in its charter)


           Delaware                333-89556                  13-6357101
(State or other jurisdiction     (Commission File Number)    (IRS Employer
of incorporation or organization)                           Identification No.)

                               85 Broad Street
                               New York, NY 10004
                    (Address of principal executive offices)

      Registrant's telephone number, including area code : (212) 902-1000

                                       N/A
         (Former name or former address, if changed since last report.)

Item 5.   Other Events.

     This report and the attached exhibit is being filed with respect to the Registrant's GSR Mortgage Loan Trust 2002-5 Mortgage Pass-through Certificates, Series 2002-5 (the "Certificates") pursuant to "no-action" positions taken by the Securities and Exchange Commission with respect to alternative means of satisfying the Registrant's reporting obligations under the Securities Exchange Act of 1934, as amended. The Certificates were issued, and this report and exhibit is being filed, pursuant to the terms of the Trust Agreement, dated as of June 1, 2002 among GS Mortgage Securities Corporation, as depositor, and JPMorgan Chase Bank, as Trustee.

     On July 25, 2002 distributions were made to the Certificateholders.Specific information with respect to the distributions is filed as Exhibit 99.1. No other reportable transactions or matters have occurred during the current reporting period.

Item 7. Financial Statements and Exhibits.

           (a) Not applicable

           (b) Not applicable

           (c) The following exhibit is filed as part of this report:

               Statement to Certificateholders on July 25, 2002 is filed as
               Exhibit 99.1 hereto.

                                       -2-
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Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                   JPMORGAN CHASE BANK, not in its individual capacity but solely as Trustee under the Agreement referred to herein




Date: September 15, 2002        By: /s/ Mark W. McDermott
                                  --------------------------------------------
                                  Mark W. McDermott
                                  Assistant Vice President


                                       -3-

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INDEX TO EXHIBITS


      Exhibit
      Number             Description of Exhibits

        99.1             Monthly Certificateholder Statement on
                         July 25, 2002



                                  Exhibit 99.1

             Monthly Certificateholder Statement on July 25, 2002
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                                            GSR MORTGAGE LOAN TRUST 2002-5
                                            STATEMENT TO CERTIFICATEHOLDERS
                                                    July 25, 2002
-----------------------------------------------------------------------------------------------------------------------------------
                                  DISTRIBUTION IN DOLLARS
-----------------------------------------------------------------------------------------------------------------------------------
              Original     Beginning                                                                                  Ending
                Face       Principal                                                       Realized      Deferred    Principal
Class          Value       Balance          Principal      Interest       Total            Losses        Interest     Balance
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
A1A      169,800,000.00    169,800,000.00    18,297,900.19     351,429.40   18,649,329.59     0.00       0.00      151,502,099.81
A1B      143,500,000.00    143,500,000.00             0.00     402,358.06      402,358.06     0.00       0.00      143,500,000.00
A1C      261,513,000.00    261,513,000.00             0.00   1,192,499.28    1,192,499.28     0.00       0.00      261,513,000.00
A2       173,361,000.00    173,361,000.00     5,124,278.86     774,056.86    5,898,335.72     0.00       0.00      168,236,721.14
B1         5,344,000.00      5,344,000.00         5,998.75      24,514.08       30,512.83     0.00       0.00        5,338,001.25
B2         3,817,000.00      3,817,000.00         4,284.66      18,301.43       22,586.09     0.00       0.00        3,812,715.34
B3         2,290,000.00      2,290,000.00         2,570.57      12,218.41       14,788.98     0.00       0.00        2,287,429.43
B4         1,145,000.00      1,145,000.00         1,285.29       6,811.47        8,096.76     0.00       0.00        1,143,714.71
B5           764,000.00        764,000.00           857.61       4,544.95        5,402.56     0.00       0.00          763,142.39
B6         1,909,990.00      1,909,990.00         2,136.25      11,362.31       13,498.56     0.00       0.00        1,907,853.75
R1               100.00            100.00           100.00           0.58          100.58     0.00       0.00                0.00
R2               100.00            100.00           100.00           0.58          100.58     0.00       0.00                0.00
R3               100.00            100.00           100.00           0.58          100.58     0.00       0.00                0.00
TOTALS   763,444,290.00    763,444,290.00    23,439,612.18   2,798,097.99   26,237,710.17     0.00       0.00      740,004,677.82

X1       574,813,300.00    574,813,300.00             0.00   1,391,954.68    1,391,954.68     0.00       0.00      556,515,099.81
X2       173,361,000.00    173,361,000.00             0.00     351,253.77      351,253.77     0.00       0.00      168,236,721.14

---------------------------------------------------------------------------------------------------    ---------------------------
Factor Information Per $1,000 of Original Face                                                              Pass-through Rates
---------------------------------------------------------------------------------------------------    ---------------------------
                                                                                                                    Current
                         Beginning                                                   Ending             Class      Pass-thru
Class     cusip         Principal       Principal       Interest       Total        Principal                      Rate (%)
---------------------------------------------------------------------------------------------------    ---------------------------
A1A       36229REK1   1,000.00000000    107.76148522     2.06966667   109.83115188     892.23851478      A1A          2.661000 %
A1B       36229REL9   1,000.00000000      0.00000000     2.80388892     2.80388892   1,000.00000000      A1B          3.605000 %
A1C       36229REM7   1,000.00000000      0.00000000     4.56000000     4.56000000   1,000.00000000      A1C          5.472000 %
A2        36229REN5   1,000.00000000     29.55842929     4.46499997    34.02342926     970.44157071      A2           5.358000 %
B1        36229RER6   1,000.00000000      1.12252058     4.58721557     5.70973615     998.87747942      B1           5.504659 %
B2        36229RES4   1,000.00000000      1.12252030     4.79471575     5.91723605     998.87747970      B2           5.753659 %
B3        36229RET2   1,000.00000000      1.12251965     5.33555022     6.45806987     998.87748035      B3           6.402659 %
B4        36229REU9   1,000.00000000      1.12252402     5.94888210     7.07140611     998.87747598      B4           7.138659 %
B5        36229REV7   1,000.00000000      1.12252618     5.94888743     7.07141361     998.87747382      B5           7.138659 %
B6        36229REW5   1,000.00000000      1.11846135     5.94888455     7.06734590     998.88153865      B6           7.138659 %
R1        36229REX3   1,000.00000000  1,000.00000000     5.80000000 1,005.80000000       0.00000000      R1           6.941709 %
R2        36229REY1   1,000.00000000  1,000.00000000     5.80000000 1,005.80000000       0.00000000      R2           6.941709 %
R3        36229REZ8   1,000.00000000  1,000.00000000     5.80000000 1,005.80000000       0.00000000      R3           6.941709 %
TOTALS                1,000.00000000     30.70245267     3.66509780    34.36755047     969.29754733

X1        36229REP0   1,000.00000000      0.00000000     2.42157702     2.42157702     968.16670702      X1           2.905892 %
X2        36229REQ8   1,000.00000000      0.00000000     2.02614065     2.02614065     970.44157071      X2           2.431369 %
----------------------------------------------------------------------------------------------------    ---------------------------
If there are any questions or comments, please contact the Relationship Manager listed below.

                     --------------------------------------
                                Nadezhka Thomas
               JPMorgan Chase Bank - Structured Finance Services
                          450 West 33rd St, 14th Floor
                            New York, New York 10001
                        Tel: (212)946-7959/Fax: (212)946-8744
                        Email: Nadezhka.Thomas@chase.com
                     ---------------------------------------
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Sec. 4.01(b)    Aggregate Schedule Principal Balance of Each Pool of Mortgage Loans
                                        Pool 1 Mortgage Loans                                                     568,232,728.91
                                        Pool 2 Mortgage Loans                                                     171,771,948.91

Sec. 4.01(c)    Available Distribution                                                                             27,980,918.62
                                        Principal Distribution Amount                                                 856,634.36
                                        Principal Prepayment Amount                                                22,582,978.53

Sec. 4.01(e)    Principal Prepayments
                                        Class A1a                                                                  17,619,612.24
                                        Class A1b                                                                           0.00
                                        Class A1c                                                                           0.00
                                        Class A2                                                                    4,945,932.45
                                        Class B1                                                                            0.00
                                        Class B2                                                                            0.00
                                        Class B3                                                                            0.00
                                        Class B4                                                                            0.00
                                        Class B5                                                                            0.00
                                        Class B6                                                                            0.00

Sec. 4.01(f)    Interest Payment
                                        Class A1a
                                                              Accrued and Paid for Current Month                      351,429.40
                                                              Accrued and Paid from Prior Months                            0.00
                                        Class A1b
                                                              Accrued and Paid for Current Month                      402,358.06
                                                              Accrued and Paid from Prior Months                            0.00
                                        Class A1c
                                                              Accrued and Paid for Current Month                    1,192,499.28
                                                              Accrued and Paid from Prior Months                            0.00
                                        Class A2
                                                              Accrued and Paid for Current Month                      774,056.86
                                                              Accrued and Paid from Prior Months                            0.00
                                        Class X1
                                                              Accrued and Paid for Current Month                    1,391,954.68
                                                              Accrued and Paid from Prior Months                            0.00
                                        Class X2
                                                              Accrued and Paid for Current Month                      351,253.77
                                                              Accrued and Paid from Prior Months                            0.00
                                        Class B1
                                                              Accrued and Paid for Current Month                       24,514.08
                                                              Accrued and Paid from Prior Months                            0.00
                                        Class B2
                                                              Accrued and Paid for Current Month                       18,301.43
                                                              Accrued and Paid from Prior Months                            0.00
                                        Class B3
                                                              Accrued and Paid for Current Month                       12,218.41
                                                              Accrued and Paid from Prior Months                            0.00
                                        Class B4
                                                              Accrued and Paid for Current Month                        6,811.47
                                                              Accrued and Paid from Prior Months                            0.00
                                        Class B5
                                                              Accrued and Paid for Current Month                        4,544.95
                                                              Accrued and Paid from Prior Months                            0.00
                                        Class B6
                                                              Accrued and Paid for Current Month                       11,362.31
                                                              Accrued and Paid from Prior Months                            0.00
Sec. 4.01(g)    Trust Fees
                                        Servicer Fee Paid                                                             159,050.89
                                        Trustee Fee Paid                                                                4,771.53

Sec. 4.01(h)    Monthly Advances
                                        Current Period Advances                                                             0.00
                                        Current Period Reimbursed Advances                                                  0.00
                                        Aggregate Unreimbursed Advances                                                     0.00

Sec. 4.01(i)    Administrator Advances
                                        Current Period Advances                                                             0.00
                                        Current Period Reimbursed Advances                                                  0.00
                                        Aggregate Unreimbursed Advances                                                     0.00

Sec. 4.01(k)                            Number of Outstanding Mortgage Loans                                               1,485
                                        Balance of Outstanding Mortgage Loans                                     740,004,677.82

Sec. 4.01(l)      Number and Balance of Delinquent Loans
                   Group Totals
                                                             Principal
                   Period                Number                Balance              Percentage
                  0-30 days                       0                     0.00                  0.00 %
                  31-60 days                      0                     0.00                  0.00 %
                  61-90 days                      0                     0.00                  0.00 %
                  91-120 days                     0                     0.00                  0.00 %
                  121+days                        0                     0.00                  0.00 %
                   Total                          0                     0.00                  0.00 %

Sec. 4.01(l)      Number and Balance of REO Loans
                  Group Totals
                                        Principal
                   Number               Balance                Percentage
                             0                    0.00                  0.00 %


Sec. 4.01(l)      Number and Balance of Loans in Bankruptcy
                  Group Totals
                                        Principal
                   Number               Balance                Percentage
                             0                    0.00                  0.00 %


Sec. 4.01(m)      Number and Balance of Loans in Foreclosure
                  Group Totals
                                        Principal
                   Number               Balance                Percentage
                             0                    0.00                  0.00 %

Sec. 4.01(o)       Aggregate Principal Payment
                                         Scheduled Principal                                856,634.36
                                         Payoffs                                            014,032.88
                                         Prepayments                                        568,945.65
                                         Liquidation Proceeds                                     0.00
                                         Condemnation Proceeds                                    0.00
                                         Insurance Proceeds                                       0.00
                                         Realized Losses                                          0.00

                                         Realized Losses Group 1                                  0.00
                                         Realized Losses Group 2                                  0.00
                                         Realized Gains                                           0.00

Sec. 4.01(p)       Aggregate Amount of Mortgage Loans Repurchased                                 0.00

Sec. 4.01(q)       Aggregate Amount of Shortfall Allocated for Current Period
                                         Class A1a                                                0.00
                                         Class A1b                                                0.00
                                         Class A1c                                                0.00
                                         Class A2                                                 0.00
                                         Class X1                                                 0.00
                                         Class X2                                                 0.00
                                         Class B1                                                 0.00
                                         Class B2                                                 0.00
                                         Class B3                                                 0.00
                                         Class B4                                                 0.00
                                         Class B5                                                 0.00
                                         Class B6                                                 0.00

Sec. 4.01(s) Group I
                            Senior Percentage                                                       98.000000 %
                            Senior Prepayment Percentage                                           100.000000 %
                            Subordinate Percentage                                                   2.000000 %
                            Subordinate Prepayment Percentage                                        0.000000 %

Sec. 4.01(s) Group II
                            Senior Percentage                                                       98.000000 %
                            Senior Prepayment Percentage                                           100.000000 %
                            Subordinate Percentage                                                   2.000000 %
                            Subordinate Prepayment Percentage                                        0.000000 %

Aggregate
                            Scheduled Principal                                                      856,634.36
                            Unscheduled Principal                                                 22,582,978.53
                            Beginning Balance                                                    763,444,290.71
                            Ending Balance                                                       740,004,677.82
                            Net Wac                                                                     7.13866
                            Weighted Averge Maturity                                                     324.00
Groups
                            Net Wac Group 1                                                             6.94172
                            Net Wac Group 2                                                             7.78938

                            Wam Group 1                                                                  321.00
                            Wam Group 2                                                                  333.00

                                         Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.
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